MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Any person considering subscribing for limited partnership interests (“Interests”) in MA Managed Futures Fund, LP (the “Fund”) should carefully read and review a current copy of the Fund’s prospectus (the “Prospectus”). The Prospectus should be accompanied by the most recent monthly report of the Fund. The date printed on the front of the Prospectus can be no later than 9 months old. If the date is more than 9 months old, new materials are available and must be utilized.

1.	Check box in Section 1 if this is an addition to an existing account and list Limited Partner #.

2.	Enter the name and address [ no P.O. boxes] of the investor and (if applicable) joint investor in Sections 2 and 3.

For UGMA/UTMA (Minor), enter the Minor’s name, followed by “Minor,” and address (no P.O. boxes) in Sections 2 and 3, and enter the custodian name in Section 6.

For trusts, enter the trustee(s) name(s) and the trustee(s) address in Section 2 and the trust name in Section3.

For corporations, partnerships, and estates, enter the officer or contact person and the entity address in Section 2 and the entity name in Section 3- investors who are not individuals may be required to furnish a copy organizing or other documents evidencing the authority of such entity to invest in the Fund. For example, trusts may be required to furnish a copy of each trust agreement, corporations must furnish a corporate resolution or by laws.

3.	If the mailing address is different from the residence address, please fill in Section 4.

4.	Enter the custodian’s name and address in Section 6 if applicable.

5.	Check the appropriate boxes for Class A, Class C or Class I under Section 7.

6.	Enter the total dollar amount and Class of Interests being invested in Section 8.

7.	Enter the investor’s brokerage account number in Section 9 if applicable.

8.
Enter the Social Security Number OR Taxpayer ID Number, as applicable, in Section 10 and check the appropriate box to indicate ownership type. For IRA accounts, the Taxpayer ID Number of the custodian should be entered, as well as the Social Security Number of the investor. For foreign investors, enter Passport Number in Social Security Number field and Country of Citizenship in Taxpayer ID field. Please submit a copy of your government identification with your completed subscription documents.

9.	The investor must sign and date Section 13. If it is a joint account, both investors must sign. In certain cases, the custodian’s signature, as well as the investor’s signature, is required.

10.	The name of the broker-dealer firm, registered representative name, registered representative number, address, and phone number must be entered on the bottom of the page.

11.	The registered representative and the principal must sign Section 14.

12.	Please fill in the enclosed Suitability Requirements form.

The investor should return this Subscription Agreement, Suitability Requirements form, and payment ot his or her broker’s office address.

Subscription Agreements, Suitability Requirements form, payment, and any other required documents should be sent by the broker-dealer to either:

1)	The administration or fund administration office of the selling firm, if firm procedures require, or

2)	To the custodial firm if one is required (the General Partner recommends sending documents early in the month so that they reach it before month end), or

3)	To MA Capital Management, LLC c/o MA Managed Futures Fund, LP, 4440 PGA Boulevard, Suite 600, Palm Beach Gardens, FL 33410.

Payments made by check must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month.

Please make checks payable to “MA Managed Futures Fund, LP Escrow Account.”

If investors and/or broker-dealers have specific questions about the subscription process, please call the General Partner at (561) 623-5310.

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

IMPORTANT: READ PAGE C-1 BEFORE SIGNING                                                                                                                     Is this an addition to an existing account?_________

Limited Partner	Limited Partner # ______________	Joint Limited Partner
2	Last Name	____________________________________	____________________________________

	First Name	____________________________________	____________________________________

	Residence Address	____________________________________	____________________________________
		____________________________________	____________________________________

3	Additional Information	____________________________________	____________________________________

	(Ptnrship., Corp., Trusts)	____________________________________

4	Mailing Address	____________________________________	____________________________________
	(if different)	____________________________________	____________________________________

5	E-mail Address	____________________________________	____________________________________

	Telephone	____________________________________	____________________________________

	Date of Birth	____________________________________	____________________________________

6	Custodian Name	____________________________________	____________________________________

	Mailing Address	____________________________________	____________________________________
		____________________________________	____________________________________

7 The investor named above, by execution and delivery of this Subscription Agreement by either (i) enclosing a check payable to “MA Managed Futures Fund, LP Escrow Account” or (ii) authorizing the selling agent to debit investor’s customer securities account in the amount set forth below, hereby subscribes for the purchase of Class A ______ Class C ________ or Class I _____________ Interests.
The named investor further acknowledges receipt of the Fund’s Prospectus dated June 1, 2012, including the Agreement of Limited Partnership (“Partnership Agreement”) of the Fund, the Subscription Requirements and the Subscription Agreement set forth therein, the terms of which govern the investment in the Interest being submitted hereby.

8	Total Amount $ ____________________________________	Class of Interests ____________________________________

(minimum of $5,000 for Class A and Class C and $1,000,000 for Class I Interests)

9    Brokerage Account #   ____________________________________

             (must be completed if payment is made by debit to investor’s securities or other qualified account)

10 Social Security Number   ____________________________________     Taxpayer ID #          ____________________________________

Taxable Investors (check one)                                                      Tenants in Entireties      _____                                                  Individual Ownership    _____
Community Property           _____                                Partnership*          _____            Estate    _____
Corporation*                        ______                    Tenants in Common     ______                                   Grantor or Other Revocable Trust _____
Trust other than a Grantor or Revocable Trust     _____                                            UGMA/UTMA (Minor)         _____
Joint Tenants with Right of Survivorship              _____

Non-Taxable Investors (check one)                                        IRA                    _____                                  Defined Benefit*   ______
Other (specify)       _____                         IRA Rollover    _____                                  Pension*  _____                     Roth IRA  ______
Profit Sharing*       _____                         SEP                    _____  401(K)*     _____

(*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E. TRUSTS, PENSION, CORPORATE DOCUMENTS)

11 Benefit Plan Investors     (i) I am a Plan or Plan Assets Entity as described on page C-6                   Yes _______       No _______

(ii) I am a Plan Assets Entity                                                                               Yes  _______                 No _______

If “Yes,” I hereby represent and warrant that the percentage of the Plan Assets Entity’s equity interests held by a Plan or a Plan Assets Entity does not exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, the Fund recommends that you build in some cushion so that you will not have to notify the Fund if the percentage changes slightly: ______ %

If I am using the assets of an insurance company general account to purchase Interests, I hereby represent and warrant that the percentage of such assets used to purchase Interests that represents plan assets does not exceed the following percentage: _______ %

I agree to immediately notify the General Partner upon any change to the foregoing representations.

12 United States Investors Only: Under penalties of perjury, I certify that: (1) the number shown on this form is my correct social security number or taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding due to a failure to report interest and dividend income; and (3) I am a U.S. person.

Non-United States Investors Only: Under penalty of perjury, by signature below I hereby certify that the Passport Number or government identification number provided is true, correct, and complete and (a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

13 Investor(s) must sign (executing and delivering this Subscription Agreement shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933, or under the Securities Exchange Act of 1934). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

14 Broker-dealer must sign. As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of MA Capital Management, LLC with respect to an investment in the Interests. I have also informed the investor of the unlikelihood of a public trading market developing of the Interests. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the Fund is suitable for such investor in light of his/her financial position, net worth and other suitability characteristics. I do not have discretionary authority over the account of the investor.

______________________________________	______________________________________
Limited Partner Signature Date	Joint Limited Partner (if any) Date
or Custodian Signature

______________________________________	______________________________________
Registered Representative Signature Date	Principal Signature Date
(if required by Selling Agent procedures)

______________________________________	______________________________________
Print Name	Print Name

Broker Dealer Firm	______________________________________

Registered Representative Code	______________________________________

Branch Code	______________________________________

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Limited Partnership Interests Subscription Agreement

MA Managed Futures Fund, LP
c/o MA Capital Management, LLC
4440 PGA Boulevard, Suite 600
Palm Beach Gardens, FL   33410

Dear Sir/Madam:
Subscription for Interests: I hereby subscribe for the Interests in Class A, Class C, or Class I of the Fund in the amount set forth on page C-2 of this Subscription Agreement Signature Page. The undersigned’s check payable to “MA Managed Futures Fund, LP Escrow Account” in the full amount of the undersigned’s subscriptions, accompanies the Subscription Agreement Signature Page. If this subscription is rejected, or if no Interests are sold, all funds remitted by the undersigned herewith will be returned. MA Capital Management, LLC may, in its sole discretion, accept or reject this subscription in whole or in part. If notice of revocation of a subscription is not received by MA Capital Management, LLC at least 10 days before the end of the month, such attempted revocation is void and will not be deemed a written request for redemption. All Interests offered are subject to prior sale.

Representations and Warranties of Subscriber: I have received the Prospectus. By submitting this Subscription Agreement I am making the representations and warranties set forth in “Exhibit B – Subscription Representations,” contained in the Prospectus, including, without limitation, those representations and warranties relating to my net worth and annual income set forth therein.

Covenants and Agreements of Subscriber: (1) I hereby covenant and agree that I will (i) provide any forms, certification or other information reasonably requested by and acceptable to the Fund that is necessary for the Fund (A) to prevent withholding or qualify for a reduced rate of withholding or backup withholding in any jurisdiction from or through which the Fund receives payments or (B) to satisfy reporting or other obligations under the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations, (ii) update or replace such form, certification or other information in accordance with its terms or subsequent amendments or as requested by the Fund, and (iii) otherwise comply with any reporting obligations imposed by the United States or any other jurisdiction, including reporting obligations that may be imposed by future legislation. (2) In connection with an investment in Class A, Class C, or Class I Interests of the Fund, as applicable, pursuant to Section 6224(b) of the Code, I hereby waive any right granted by the Code to participate in any administrative proceeding of the Fund for each of the taxable years in which I am a partner in the Fund for federal income tax purposes. I hereby further waive any right granted in connection with the tax laws of any state or local jurisdiction to participate in any administrative proceeding of the Fund for each of the taxable years in which I am a partner in the Fund for purposes of the tax laws of such state or local jurisdiction. The undersigned hereby agrees that upon request by MA Capital Management, LLC, I will provide any additional information or documentation, execute any forms or other documents, and take any other action required by law to effect such a waiver. I acknowledge that this Subscription Agreement may be filed with the Internal Revenue Service or any state or local taxing authority upon the commencement of any administrative proceeding of the Fund.

Irrevocability; Governing Law: Except as provided above, I hereby acknowledge and agree that I am not entitled to cancel, terminate, or revoke this subscription or any of my agreements hereunder after the Subscription Agreement has been submitted (and not rejected) and that this subscription and such agreements shall survive my death or disability, but shall terminate with the full redemption of all my Interests in the Fund. Except as to matters of state or federal securities laws, this Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Suitability Requirements Form

By subscribing for Interests of the Fund, you will be required to fill out this form in its entirety, and to satisfy any applicable special state suitability requirement described in this form. Therefore, please make sure that you carefully review all representations and warranties and state suitability requirements before signing this form. The undersigned form must be mailed or delivered to the selling agent together with the Subscription Agreement and all other necessary documents. For a successful subscription of Interests, all documents must be received at least 5 business days before the intial, or applicable, monthly closing.

PLEASE INDICATE THE CLASS OF INTERESTS YOU ARE SUBSCRIBING FOR:

Class A      ________                Class C     _______                                      Class I     _______

What is your annual income (AI)?

How did you finance the investment (own money, loan, other)?

What is your approximate net worth (NW) exclusive of residence and automobiles?

Receipt of Documentation: The regulations of the Commodity Futures Trading Commission (“CFTC”) require that you be given a copy of the Prospectus, as well as certain additional documentation consisting of: (a) a supplement to the Prospectus, which must be given to you if the Prospectus is dated more than nine months before the date that you first received the Prospectus, and (b) the most current monthly account statement (report) for the Fund. By subscribing for Interests, you hereby acknowledge receipt of the Prospectus and the additional documentation referred to above, if any.

Admission to the Fund: Please be informed that you will not be issued a certificate evidencing the Interests that you are purchasing, but you will receive a written confirmation of the purchase in MA Capital Management, LLC’s customary form.

State Suitability Requirements: Except as indicated below, investors must have a net worth (exclusive of home, furnishings and automobiles) of at least $250,000 or, failing that standard, have both a net worth (same exclusions) of at least $70,000 and an annual gross income of at least $70,000. If an investor is subscribing with his/her spouse as joint owners, he/she may count joint net worth and joint income in satisfying these requirements, as well as the special requirements described below. Investors must also make a minimum aggregate investment of $5,000. However, the states listed below (or, in certain cases, in special supplements attached to the Prospectus) have more restrictive suitability or minimum investment requirements for their residents. Please read the following list to make sure that you meet the minimum suitability and/or investment requirements for the state in which you reside. (As used below, “NW” means net worth exclusive of home, furnishings, and automobiles; “AI” means annual gross income; and “TI” means annual taxable income for federal income tax purposes.

1. Alabama: investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

2. California: $70,000 AI and $250,000 NW or $500,000 NW. California investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (that portion that consists of cash, cash equivalents, and readily marketable securities).

3. Iowa: $100,000 TI and $250,000 NW or $500,000 NW.

4. Kansas: investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (that portion that consists of cash, cash equivalents and readily marketable securities).

5. Kentucky: $85,000 TI and $85,000 NW or $300,000 NW. Kentucky investors should limit their investment in any commodity pool program to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

6. Minnesota: Accredited investor – see page B-2 in the Prospectus.

7. New Mexico: $75,000 AI and $75,000 NW or $250,000 NW.

8. Oregon: $70,000 AI and $250,000 NW or $500,000 NW.

9. Tennessee: $70,000 AI and $70,000 NW or $250,000 NW.

SIGNATURE IF LIMITED PARTNER(S) ARE INDIVIDUALS [PRINT OR TYPE]                                                                                 Mr.  ___       Mrs. ___   Ms. ___

Name of Limited Partner	___________________________	Date	___________________________

Signature of Limited Partner	___________________________

Name of Joint Limited Partner	___________________________	Date	___________________________

Signature of Joint Limited Partner	___________________________

SIGNATURE IF LIMITED PARTNER IS AN ENTITY [PRINT OR TYPE]

Name of Entity            ___________________________                                                                            Date     ___________________________

Name of Signatory    ___________________________

By: Authorized Signatory    ___________________________

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Suitability Requirements Form

REPRESENTATIONS AND WARRANTIES

By executing the Subscription Agreement, the investor (for itself and any co-subscriber, and if the undersigned is signing on behalf of an entity, on behalf of and with respect to that entity and its shareholders, partners, beneficiaries or members), represent and warrant to MA Capital Management, LLC and the Fund as follows: (as used below, the terms “you and your” refer to you and your co-subscriber, if any, or if you are signing on behalf of an entity, that entity);

FOR ALL INVESTORS
1. I have received a copy of the Prospectus, including the Partnership Agreement.
2. If an individual subscriber, I am of legal age to execute the Subscription Agreement and am legally competent to do so.
3. I satisfy the applicable financial suitability and minimum investment requirements, as set forth on page C-5 under the caption State Suitability Requirements (or in a special supplement to the Prospectus) for residents of the state in which I reside. I agree to provide any additional documentation requested by MA Capital Management, LLC, as may be required by the securities administrator of my state of residence, to confirm that I meet the applicable minimum financial suitability standards to invest in the Fund.
4. I understand that the investment objective of the Fund is to generate long term capital growth while providing an element of diversification to a portfolio of stock and bond investments, which is consistent with my objective in making an investment in the Fund.
5. The address on the Subscription Agreement is my true and correct residence, and I have no present intention of becoming a resident of any other state or country. All the information that I have provided on the Subscription Agreement is correct and complete as of the date indicated thereon and, if there is any material change in that information before my admission as a limited partner, I will immediately furnish such revised or corrected information to MA Capital Management, LLC.
6. Unless representation 9-12 below is applicable, my subscription is made with my funds for my own account and not as trustee, custodian or nominee for another.
7. I am either: (a) not required to be registered with the CFTC or to be a member of the National Futures Association (“NFA”) , or (b) if so required, I am duly registered with the CFTC and am a member in good standing of the NFA. Entities that acquire Interests must indicate whether they are registered with eth CFTC as commodity pools, whether they are exempt from registration as a commodity pool, or whether they are not a commodity pool:
a.	The entity subscribing for Interests is a commodity pool and its sponsors and/or principals are registered as commodity pool operators (“CPOs”) and members of the NFA. NFA ID: __________________.
b.
The entity subscribing for Interest is a commodity pool but its sponsors and/or principals are not required to be registered CPOs because of an exemption under the Commodity Exchange Act or CFTC Regulations. State the exemption claimed: _____________. Such entities must also provide a copy of the exemption letter filed with the NFA by its sponsor and/or principals.

c.
 The entity subscribing for Interests is not a commodity pool. Such entities must provide a separate statement stating the purpose of forming the entity and that such entity does not solicit or accept funds to trade commodity contracts.

8. I understand that the Partnership Agreement imposes substantial restrictions on the transferability of my Interests and that my investment is not liquid except for limited redemption provisions, as set forth in the Prospectus and the Partnership Agreement.

FOR BENEFIT PLAN INVESTORS
9. If I am, or am acting on behalf of, an “employee benefit plan,” as defined in and subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”) or an entity (“Plan Asset Entity”) deemed for any purposes of ERISA or Section 4975 of the Code to hold assets of any Plan due to investments made in such entity by benefit plan investors (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan Assets Entity), the individual signing this Subscription Agreement on behalf of me, in addition to the representations and warranties set forth herein, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing Interests (the “Plan Fiduciary”) that: (a) the Plan Fiduciary has considered an investment in the Fund for such Plan in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Fund is consistent with the Plan Fiduciary’s responsibilities under ERISA; (c) the Plan’s investment in the Fund does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan’s investment in the Fund has been duly authorized and approved by all necessary parties; (e) none of the General Partner, broker-dealer, custodian, administrator, or selling agent, or any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Interests; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Interests for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; and (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Fund, including the determination  that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the General Partner, broker-dealer, custodian, administrator, and selling agent, and each of their respective affiliates, and (iii) is qualified to make such an investment decision. I will, at the request of the General Partner, furnish the General Partner with such information as the General Partner may reasonably require to establish that the purchase of the Interests by the Plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Suitability Requirements Form

FOR BENEFIT PLAN INVESTORS
10. If I am subscribing as a trustee or custodian of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or of an IRA, at the direction of the beneficiary of that plan or IRA, all representations in the Subscription Agreement apply only to the beneficiary of that plan or IRA.
FOR UGMA/UTMA ACCOUNTS
11. If I am subscribing as a custodian for a minor, either (a) the subscription is a gift I have made to that minor and is not made with that minor’s funds, in which case the representations as to net worth and annual income below apply only to myself, acting as custodian, or (b) if the subscription is not a gift, the representation as to net worth, and annual income below apply only to that minor.
FOR ALL TRUSTS OR CORPORATIONS
12. If I am subscribing in a representative capacity, I have full power and authority to purchase Interests and enter into and be bound by this Subscription Agreement on behalf of the entity for which I am purchasing the Interests, and that entity has full right and power to purchase the Interests and enter into an be bound by the Subscription Agreement, and become a limited partner under the Partnership Agreement
FOR TENNESSEE, ALABAMA AND ARKANSAS INVESTORS
13. For Tennessee, Alabama and Arkansas investors only: I understand that the rate at which the Fund’s performance fee is calculated exceeds the maximum rate for incentive or performance fees payable under the Guidelines for Registration of Commodity Pool Programs adopted by the North American Securities Administrators Association.

By making the representations and warranties set forth above, investors should be aware that they have not waived any rights which they may have under applicable federal or state securities laws. Federal and state securities laws provide that any such waiver would be unenforceable. Investors should be aware, however, that the representations and warranties set forth above may be asserted in the defense of the Fund, MA Capital Management, LLC, or others in any subsequent litigation or other proceedings.

MA Managed Futures Fund, LP

ADDITIONAL SUBSCRIPTION AGREEMENT

IMPORTANT: READ PAGE C-1 BEFORE SIGNING                                                                                                                     Is this an addition to an existing account?

	Limited Partner	Limited Partner # ______________	Joint Limited Partner

Last Name	____________________________________		____________________________________

First Name	____________________________________		____________________________________

Residence Address	____________________________________		____________________________________
	____________________________________		____________________________________

Additional Information	____________________________________		____________________________________

(Ptnrship., Corp., Trusts)	____________________________________

Mailing Address	____________________________________		____________________________________
(if different)	____________________________________		____________________________________

E-mail Address	____________________________________		____________________________________

Telephone	____________________________________		____________________________________

Date of Birth	____________________________________		____________________________________

Custodian Name	____________________________________		____________________________________

Mailing Address	____________________________________		____________________________________
	____________________________________		____________________________________

The investor named above, by execution and delivery of this Subscription Agreement by either (i) enclosing a check payable to “MA Managed Futures Fund, LP Escrow Account” or (ii) authorizing the selling agent to debit investor’s customer securities account in the amount set forth below, hereby subscribes for the purchase of Class A ______ Class C _____ or Class I _____ Interests.
The named investor further acknowledges receipt of the Fund’s Prospectus dated June 1, 2012, including the Agreement of Limited Partnership (“Partnership Agreement”) of the Fund, the Subscription Requirements and the Subscription Agreement set forth therein, the terms of which govern the investment in the Interest being submitted hereby.

            Total Amount $       _______________________________                                        Class of Interests     _______________________________

             (minimum of $1,000 for Class A, Class C, and Class I Interests)

    Brokerage Account #    _______________________________

             (must be completed if payment is made by debit to investor’s securities or other qualified account)

 Social Security Number    _______________________________      Taxpayer ID #     _______________________________

Taxable Investors (check one)                                                      Tenants in Entireties       _____                                    Individual Ownership    _____
Community Property          _____                                 Partnership*      _____                                   Estate                                _____
Corporation*                       _____                                Tenants in Common     _____ Grantor or Other Revocable Trust _____
Trust other than a Grantor or Revocable Trust      _____                                                                     UGMA/UTMA (Minor)      ______
Joint Tenants with Right of Survivorship               _____

Non-Taxable Investors (check one)                                                 IRA _____          Defined Benefit*     _____
Other (specify)  _____                              IRA Rollover     _____                                 Pension* _____                     Roth IRA _____
Profit Sharing*  _____                              SEP                     _____ 401(K)*    _____

(*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E. TRUSTS, PENSION, CORPORATE DOCUMENTS)

Benefit Plan Investors        (i) I am a Plan or Plan Assets Entity as described on page C-6                                           Yes   ______       No   ______

(ii) I am a Plan Assets Entity                                                                                                      Yes   ______                 No   ______

If “Yes,” I hereby represent and warrant that the percentage of the Plan Assets Entity’s equity interests held by a Plan or a Plan Assets Entity does not exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, the Fund recommends that you build in some cushion so that you will not have to notify the Fund if the percentage changes slightly: _______ %

If I am using the assets of an insurance company general account to purchase Interests, I hereby represent and warrant that the percentage of such assets used to purchase Interests that represents plan assets does not exceed the following percentage: _______ %

I agree to immediately notify the General Partner upon any change to the foregoing representations.

United States Investors Only: Under penalties of perjury, I certify that: (1) the number shown on this form is my correct social security number or taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding due to a failure to report interest and dividend income; and (3) I am a U.S. person.

Non-United States Investors Only: Under penalty of perjury, by signature below I hereby certify that the Passport Number or government identification number provided is true, correct, and complete and (a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

Investor(s) must sign (executing and delivering this Subscription Agreement shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933, or under the Securities Exchange Act of 1934). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Broker-dealer must sign. As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of MA Capital Management, LLC with respect to an investment in the Interests. I have also informed the investor of the unlikelihood of a public trading market developing of the Interests. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the Fund is suitable for such investor in light of his/her financial position, net worth and other suitability characteristics. I do not have discretionary authority over the account of the investor.

______________________________________	______________________________________
Limited Partner Signature Date	Joint Limited Partner (if any) Date
or Custodian Signature

______________________________________	______________________________________
Registered Representative Signature Date	Principal Signature Date
(if required by Selling Agent procedures)

______________________________________	______________________________________
Print Name	Print Name

Broker Dealer Firm	______________________________________

Registered Representative Code	______________________________________

Branch Code	______________________________________